Exhibit 99.1

Rumble Acquires Podcasting and Live Streaming Platform Callin

Callin Founder David Sacks to Join Rumble’s Board of Directors

LONGBOAT KEY, Fla.; May 15, 2023 – Rumble, the popular video-sharing platform (NASDAQ: RUM), announced today that it has acquired Callin, the San Francisco-based podcasting and live streaming platform founded by technology entrepreneur and investor David Sacks and Axel Ericsson. Pursuant to the terms of the definitive acquisition agreement, Sacks is slated to join Rumble’s board of directors in the second half of June 2023. Ericsson and the Callin team will continue to develop live streaming capabilities as a part of Rumble.

Callin creates a seamless experience for its users to create, discover, and consume live and recorded content. The Callin app was built to blend the best aspects of social audio and video with the most attractive features of podcasting. We believe the addition of Callin’s user-friendly app and post-production tools coupled with Rumble’s substantial creator and user communities will create beneficial synergies, improving the experience of Rumble’s creators and their fans.

“It was my own experience with the All-In Podcast that gave me the idea for Callin: I discovered how much work goes into producing a show and wanted to radically simplify the experience. I teamed up with Axel to launch the first ‘social podcasting’ platform, where users can easily stream, take questions, record, edit, publish, and share content with their audience,” said David Sacks, co-founder of Callin and co-founder/partner at Craft Ventures. “I am excited to expand Callin’s capabilities by joining forces with Rumble, a platform with significant size, influence, and reach. As an avid proponent of the creator economy and the free flow of ideas, I strongly support Rumble’s unwavering commitment to free speech.”

Chris Pavlovski, Rumble Chairman and CEO, added “We are beyond excited to have David, Axel, and the Callin team become a part of Rumble. The addition of Callin’s talented team and the capabilities of its product signifies a major step in our journey to deliver greater value and tools to our creators, which will further enhance our user engagement.”

ABOUT RUMBLE

Rumble is a high-growth neutral video platform that is creating the rails and independent infrastructure designed to be immune to cancel culture. Rumble’s mission is to restore the internet to its roots by making it free and open once again. For more information, visit corp.rumble.com

Contact: press@rumble.com

Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements contained in this press release that are not historical facts are forward-looking statements and include, for example, results of operations, financial condition and cash flows (including revenues, operating expenses, and net income (loss)); our ability to meet working capital needs and cash requirements over the next 12 months; and our expectations regarding future results and certain key performance indicators. Certain of these forward-looking statements can be identified by using words such as “anticipates,” “believes,” “intends,” “estimates,” “targets,” “expects,” “endeavors,” “forecasts,” “could,” “will,” “may,” “future,” “likely,” “on track to deliver,” “gaining momentum,” “continues to,” “looks forward to,” “begins to focus on,” “plans,” “projects,” “assumes,” “should” or other similar expressions. Such forward-looking statements involve known and unknown risks and uncertainties, and our actual results could differ materially from future results expressed or implied in these forward-looking statements. The forward-looking statements included in this release are based on our current beliefs and expectations of our management as of the date of this release. These statements are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward- looking statements include, but are not limited to, our ability to recognize the anticipated benefits of the acquisition of Callin; the possibility that we may be adversely impacted by economic, business, and/or competitive factors; our limited operating history making it difficult to evaluate our business and prospects; our inability to effectively manage future growth and achieve operational efficiencies; our recent and rapid growth not being indicative of future performance; our inability to grow or maintain our active user base; our inability to achieve or maintain profitability; our failure to comply with applicable privacy laws; occurrence of a cyber incident resulting in information theft, data corruption, operational disruption and/or financial loss; potential liability for hosting a variety of tortious or unlawful materials uploaded by third parties; negative publicity for removing, or declining to remove, certain content, regardless of whether such content violated any law; impediment of access to our content and services on the Internet; significant market competition that we face; changes to our existing content and services resulting in failure to attract traffic and advertisers or to generate revenue; our dependence on third party vendors; our inability to realize the expected benefits of financial incentives that we offer to our content creators; potential diversion of management’s attention and consumption of resources as a result of acquisitions of other companies and success in integrating and otherwise achieving the benefits of recent and potential acquisitions; failure to maintain adequate operational and financial resources or raise additional capital or generate sufficient cash flows; adverse effect on our business by compliance obligations imposed by new privacy laws, laws regulating social media platforms and online speech in the U.S. and Canada; and those additional risks, uncertainties and factors described in more detail under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, and in our other filings with the Securities and Exchange Commission. We do not intend, and, except as required by law, we undertake no obligation, to update any of our forward-looking statements after the issuance of this release to reflect any future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Rumble Social Media

Investors and others should note that we announce material financial and operational information to our investors using our investor relations website (investors.rumble.com), press releases, SEC filings and public conference calls and webcasts. We also intend to use certain social media accounts as a means of disclosing information about us and our services and for complying with our disclosure obligations under Regulation FD: the @rumblevideo Twitter account (twitter.com/rumblevideo), the @rumble TRUTH social account (truthsocial.com/@rumble), the @chrispavlovski Twitter account (twitter.com/chrispavlovski), and the @chris TRUTH Social account (truthsocial.com/@chris), which Chris Pavlovski, our Chairman and Chief Executive Officer, also uses as a means for personal communications and observations. The information we post through these social media channels may be deemed material. Accordingly, investors should monitor these social media channels in addition to following our press releases, SEC filings and public conference calls and webcasts. The social media channels that we intend to use as a means of disclosing the information described above may be updated from time to time as listed on our investor relations website.